PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $77.1 million new construction of Metro 19 Apartments (Metro 19) located in the Village of Roselle, Illinois. The development will create 295 new units of housing and will feature amenities such as a half-acre resident park, outdoor pool, fitness center and co-working space. Metro 19 is conveniently located adjacent to the Metra commuter rail’s Roselle station, which will allow residents easy access to the O’Hare International Airport and downtown Chicago, and within close proximity of the Roselle Town Center. Roselle is centrally located within the Chicago metropolitan area with access to several of the region’s largest employment centers, including three of the region’s four largest office markets.

HIT ROLE	The HIT is providing $65.5 million in financing through the purchase of a Ginnie Mae construction loan certificate and a permanent loan certificate. Part of HIT’s $1 billion Midwest@Work Initiative, Metro 19 is the 110th HIT-financed project in Illinois.

SOCIAL IMPACT	In addition to generating the union jobs, tax revenue and other economic impacts shown below, Metro 19 is considered a transit-oriented development due to its proximity to public transportation. The project is designed to qualify for the National Green Building Standard Bronze certification.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $65.5 Million	Total Development Cost $77.1 Million	295 New Units of Housing	570,480 Hours of Union Construction Work Generated	$23.1 Million Tax revenue generated	$147.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of August 31, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Metro 19 Apartments–Roselle, IL

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

— Joe Riley, President

Dupage County Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com